UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 E. Dublin-Granville Road, Columbus, Ohio 43081
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares	BIGGQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
                                Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on September 9, 2024 (the “Petition Date”), Big Lots, Inc. (“Big Lots” or the “Company”) and its other subsidiaries filed voluntary petitions for relief (collectively, the “Bankruptcy Petitions”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Bankruptcy Court has granted a motion seeking joint administration of the cases (the “Chapter 11 Cases”) under the caption In re: Big Lots, Inc., et al., Case No. 24-11967 (JKS).

On December 27, 2024, the Company reached an agreed upon Asset Purchase Agreement (the “Gordon Brothers Purchase Agreement”) with Gordon Brothers Retail Partners, LLC (“Gordon Brothers”) that enables the transfer of Big Lots assets, including stores, distribution centers, and intellectual property, to other retailers and companies, including Variety Wholesalers, Inc. (“Variety Wholesalers”). Variety Wholesalers intends to acquire between 200 and 400 Big Lots stores, which it plans to operate under the Big Lots brand moving forward, and up to two distribution centers. The Gordon Brothers Purchase Agreement is subject to approval by the Bankruptcy Court and other customary closing conditions. A copy of the press release issued by the Company regarding the Gordon Brothers Purchase Agreement is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on September 8, 2024, the Company and its other subsidiaries entered into an Asset Purchase Agreement (the “Nexus Purchase Agreement”) with Gateway BL Acquisition, LLC, a Delaware limited liability company and an affiliate of Nexus Capital Management LP (“Nexus”), pursuant to which Nexus agreed to purchase substantially all of the assets of the Company. On December 21, 2024, Nexus (1) delivered notice of termination of the Nexus Purchase Agreement to the Company and (2) instructed the Company to deliver an expense reimbursement of $1,500,000 to Nexus.

Item 7.01 Regulation FD Disclosure.

On December 19, 2024, the Company announced that it does not anticipate completing the Nexus Purchase Agreement and that it is preparing to commence going out of business sales at all remaining Big Lots store locations to protect the value of its estate. A copy of the press release announcing the developments regarding the Nexus Purchase Agreement is attached as Exhibit 99.2 and is incorporated by reference herein. Filings with the Bankruptcy Court related to the Chapter 11 Cases are available on a website administrated by the Company’s claims agent, Kroll Restructuring Administration LLC, at https://cases.ra.kroll.com/biglots, by calling toll-free at (844) 217-1398 (or +1 (646) 809-2073 for calls originating outside of the U.S. or Canada), or by sending an email to biglotsinfo@ra.kroll.com.

The information contained in this Item 7.01 and in Exhibit 99.2 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. By furnishing the information disclosed in this Item 7.01 and Exhibit 99.2, the Company is making no admission as to the materiality of the information disclosed in this Item 7.01 or Exhibit 99.2.

Cautionary Note Regarding the Company’s Common Shares

The Company cautions that trading in its securities (including, without limitation, the Company’s common shares) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of the Company’s common shares will experience a complete loss on their investment.

Cautionary Statement Regarding Forwarding-Looking Statements

This Current Report on Form 8-K and the Exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are predictions based on our current expectations and our projections about future events, and are not statements of historical fact. Forward-looking statements include statements concerning our business strategy, among other things, including anticipated trends and developments in, and management plans for, our business and the markets in which we operate. In some cases, you can identify these statements by forward-looking words, such as “estimate,” “expect,” “anticipate,”

“project,” “plan,” “intend,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” and “continue,” the negative or plural of these words and other comparable terminology.

All forward-looking statements included in this Form 8-K are based upon information available to us as of the filing date of this Form 8-K, and we undertake no obligation to update any of these forward-looking statements for any reason. You should not place undue reliance on these forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed in “Part I – Item 1A – Risk Factors” in our Annual Report on Form 10-K for the year ended February 3, 2024, the other factors discussed from time to time in other filings with the Securities and Exchange Commission, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and the additional factors set forth below. You should carefully consider the risks and uncertainties described under these sections.

A wide range of factors relating to the Chapter 11 Cases could materially affect future developments and performance, including but not limited to:

•our ability to continue as a going concern;

•our ability to successfully consummate the planned sale of the business pursuant to Section 363 of the Bankruptcy Code to any potential acquirer through an auction process in Chapter 11 and if consummated, to obtain an adequate price;

•our ability to successfully complete a reorganization under Chapter 11 and emerge from bankruptcy;

•the effects of the Chapter 11 Cases on us and on the interests of various constituents;

•bankruptcy court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general;

•the length of time the Company will operate under the Chapter 11 Cases;

•risks associated with third-party motions in the Chapter 11 Cases;

•the potential adverse effects of the Chapter 11 Cases on our liquidity and results of operations;

•increased legal and other professional costs necessary to execute our reorganization;

•the conditions to which our debtor-in-possession financing is subject, and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of our control;

•the consequences of the acceleration of our debt obligations;

•employee attrition and our ability to retain senior management and key personnel due to the distractions and uncertainties, including our ability to provide adequate compensation and benefits during the Chapter 11 Cases;

•our ability to comply with the restrictions imposed by our debtor-in-possession credit agreements;

•the likely cancellation of our common shares in the Chapter 11 Cases;

•the potential material adverse effect of claims that are not discharged in the Chapter 11 Cases;

•the diversion of management’s attention as a result of the Chapter 11 Cases; and

•volatility of our financial results as a result of the Chapter 11 Cases.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	2.1	Asset Purchase Agreement, dated as of September 8, 2024, by and between the Company and the Purchaser (incorporated herein by reference to Exhibit 2.1 to our Form 8-K dated September 10, 2024).

	99.1	Big Lots, Inc. press release dated December 27, 2024.

	99.2	Big Lots, Inc. press release dated December 19, 2024.

	104	Cover Page Interactive Data File (formatted as Inline XBRL).
Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: December 27, 2024	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Executive Vice President, Chief Legal and Governance Officer, General Counsel and Corporate Secretary